 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): September 30, 2024

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 Six Forks Road, Raleigh, North Carolina 27609
(Address of principal executive offices) (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AAP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2024, Anthony A. Iskander, Senior Vice President, Finance and Treasurer, who served as Interim Chief Financial Officer of Advance Auto Parts, Inc. (the “Company”) from August 18, 2023 to November 26, 2023 and assumed the principal accounting officer responsibilities on an interim basis from October 18, 2023 to November 26, 2023, informed the Company of his intent to resign, effective October 11, 2024. Mr. Iskander’s resignation is not the result of any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates or judgments.

On October 2, 2024, Elizabeth E. Dreyer, the Company’s Senior Vice President, Controller and Chief Accounting Officer informed the Company of her intent to resign and begin retirement. Ms. Dreyer’s retirement is not the result of any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates or judgments. Effective October 5, 2024, Ms. Dreyer is expected to serve in an advisory capacity through mid-January, 2025, to support transition in the role. Ryan P. Grimsland, Executive Vice President, Chief Financial Officer, will assume the principal accounting officer responsibilities on an interim basis until the Company names Ms. Dreyer’s successor. The Company thanks Ms. Dreyer for her service and the support she provided to strengthen the Company’s internal control over financial reporting, including substantial enhancement of accounting and financial reporting staff and implementation of additional controls.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document included in Exhibit 101.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: October 4, 2024	/s/ Ryan P. Grimsland
Ryan P. Grimsland
Executive Vice President, Chief Financial Officer